BRIDGES INVESTMENT FUND, INC.

SECOND QUARTER OR SEMI-ANNUAL

2002

CONTENTS OF REPORT

Pages 1 to 4	Shareholder Letter

Exhibit 1	Portfolio Transactions from April 1, 2002, through June 30, 2002

Exhibit 2	Quarter-to-Quarter Changes in Financial Data

Pages F1-F13	Unaudited Financial Statements for the
Six Months Ended June 30, 2002

      This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund.  Such offering is made only by Prospectus, a copy of which may be obtained by inquiry to the
      Fund's office.

--------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.
 8401 West Dodge Road
Omaha, Nebraska 68114

Telephone    402-397-4700
Facsimile    402-397-8617

Directors

Frederick N. Backer
Edson L. Bridges II
Edson L. Bridges III
N. P. Dodge, Jr.
John W. Estabrook
Jon D. Hoffmaster
John J. Koraleski
Roger A. Kupka
Gary L. Petersen
John T. Reed
Roy A. Smith
Janice D. Stoney
L.B. Thomas
John K. Wilson

Officers

Edson L. Bridges II	Chairman and
Chief Executive Officer
Edson L. Bridges III	President and
Chief Investment Officer
Brian M. Kirkpatrick	Vice President
Mary Ann Mason	Secretary
Kathleen J. Stranik	Assistant Secretary
Nancy K. Dodge	Treasurer
Linda J. Morris	Assistant Treasurer
Trinh Wu	Controller

Auditor

KPMG LLP
Two Central Park Plaza
Suite 1501
Omaha, Nebraska 68102-1617

Corporate Counsel	Counsel to Independent Directors

Baird, Holm	Koley, Jessen, P.C.
Attorneys at Law	Attorneys at Law
1500 Woodmen Tower	One Pacific Place, Suite 800
Omaha, Nebraska 68102	1125 South 103 Street
Omaha, Nebraska 68124

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

8401 West Dodge Road

Omaha, Nebraska  68114

Telephone 402-397-4700

July 23, 2002

Dear Shareholder:

Investment Results:

Bridges Investment Fund, Inc. had a total return of -14.76% during the Second Quarter of 2002 based on a March 31, 2002, net asset value of $30.04 per share and a June 30, 2002, net asset value of $25.57 per share. On a calendar year-to-date basis for the period ending June 30, the Fund had a total return of -17.54%, and on a trailing 12-month basis for the period ending June 30, the Fund had a total return of -23.86%. By comparison, the S&P 500 had total returns of -13.33% for the Second Quarter, -13.16% for the first six months of the calendar year, and -17.99% for the trailing 12 months' period ending June 30, 2002.

The following table summarizes the 10 largest equity holdings in the Fund as of June 30, 2002:

		06/30/02%		% of	Ttl Rtn	Ttl Rtn	EPS	EPS			EPS Lt
No. of		Market	of	Total	% Chg	% Chg	5 Yr Hist	% Chg	P/E	P/E	Future
Shares	Company	Value	Equities	Assets	Qtd	12 Mos	Gr Rate	02 Vs 01	2002	2003	Gr Rate
45,000	Capital One	2,759,850	7.4%	5.4%	-4.4%	1.5%	30%	23%	17.1	14.2	20%
65,000	West Corporation	1,433,900	3.8%	2.8%	-30.3%	-10.7%	18%	10%	17.4	14.9	20%
20,000	Freddie Mac	1,224,000	3.3%	2.4%	-3.4%	-12.6%	21%	18%	12.3	10.8	14%
500	Berkshire Hathaway B	1,116,500	3.0%	2.2%	-5.7%	-2.9%
20,000	Johnson & Johnson	1,050,000	2.8%	2.1%	-19.5%	4.5%	13%	16%	23.4	20.1	13%
20,000	Wells Fargo	1,001,200	2.7%	2.0%	1.3%	7.8%	12%	40%	15.2	13.6	12%
19,000	BP PLC	959,310	2.6%	1.9%	-4.9%	1.3%	18%	-29%	20.3	17.5	9%
25,000	Target	927,750	2.5%	1.8%	-11.6%	10.1%	17%	17%	20.9	18.2	15%
25,000	Home Depot	918,250	2.5%	1.8%	-24.4%	-21.1%	22%	22%	23.4	19.9	18%
20,000	Harrahs Entertainment	891,400	2.4%	1.7%	0.2%	25.6%	15%	38%	15.8	14.3	15%

		12,282,160	32.9%	24.0%

	Total Equities	37,303,096		73.0%

	Total Assets	51,084,925

The Second Quarter of 2002 saw continued erosion in common stock prices as investors became increasingly disenchanted with the stock market. The S&P 500 had a total return of -13.33% during the Second Quarter, while the Dow Industrials had a total return of -10.71% and the NASDAQ Composite had a total return of -20.63%. From the end of the Second Quarter through July 22, the S&P 500 had declined an additional 15.29% while the Dow had declined 14.5% and the NASDAQ an additional 8.62%, bringing the year-to-date declines to -28.01% for the S&P 500, -21.51% for the Dow, and -34.11% for the NASDAQ.

July, 2002, through the 22nd stood as the fifth worst month EVER for the S&P 500, surpassed only by October, 1987, and three months during the 1929-1932 Depression in terms of negative S&P market performance.

Interestingly, the market's continued sharp sell off during the first several weeks of July has unfolded against the backdrop of the first quarter of positive year-over-year earnings comparisons for the S&P 500 since the Fourth Quarter of 2000. Clearly, investors are not focusing on current earnings results; other factors seem to be at work behind the relentless selling that has characterized both the last two years and last four months of equity trading.

---------------------------------------------------------------------------------------------------------------------------------------

Shareholder Letter                                                2                                               July 23, 2002

We believe the factors that most concern investors in the present environment are:

1. The timing and magnitude of the next recovery in corporate earnings;

2. The seemingly endless problems with corporate management, board of directors, and public accounting firm integrity, and

3. Continued unease about the threat of additional terrorism events, both in the U.S. and abroad.

We believe the current environment is almost exactly the reverse of 1999 and early 2000. During that period, investors behaved as if the strong economic conditions would persist forever, and they valued equities accordingly. Almost all news was interpreted in the most favorable light. Investors' appetites for risk reached historical highs, as literally billions of dollars poured into initial public offerings of companies associated with the development of the Internet that had little or no lasting business substance.

In the current environment, investors appear to be interpreting all news in an extremely negative context and seem to be selling stocks without any measured assessment of long-term investment value. Instead of traditional security analysis, investors seem to be selling because they believe the current trend of lower stock prices day after day will continue indefinitely.

Stock market conditions over the past 24 months have been the most challenging and difficult since the early 1970's. Our approach during this difficult period has been to redouble our efforts to understand the companies that we own in the Fund: what they do, what makes them successful, how their financial performance is likely to progress over time, and what reasonable valuation levels for that financial performance should be, both in an absolute sense and relative to their competitors and to the probable long-term returns offered by other asset classes.

In the aggregate, the Fund's equities are currently trading at a significant discount to any reasonable or objective appraisal of fair value when viewed in the context of the typical valuation parameters that have characterized the last several decades. In other words, we believe that the portfolio's stocks have material upside potential from current levels just to get back to what we would consider to be median or fair valuation on the current year's base level of earnings. In addition, we believe further upside potential exists over the next three-to-five years, as an eventual economic recovery materializes and as our companies continue to execute day in and day out as they have for many years. That execution should drive significant growth in revenues, cash flow, and earnings for the Fund's companies, which, in turn, we believe will eventually be recognized by the equity market in the form of significantly higher stock prices.

The abject pessimism of investors is clearly illustrated in the recent price action of several long-time investor favorites, including Clorox, Home Depot, Johnson & Johnson, and Pepsi. These four stocks are down on average 23% since July 5 (versus -17% for the S&P 500) and down 27% on average since June 17 (versus -21% for the S&P 500 over the same period of time). We are hard pressed to come up with any rational explanation as to how the long-term prospects for these four companies (and many others) have been somehow diminished by 25% over the past five weeks. Clearly, investors are selling stocks for reasons largely unrelated to long-term investment value.

---------------------------------------------------------------------------------------------------------------------------------------

Shareholder Letter                                           3                                                          July 23, 2002

We believe the intense and pervasive pessimism that characterizes the current environment and the apparently irrational behavior that emanates from that pessimism sets the stage for good-to-excellent intermediate to long-term equity returns going forward. Obviously, we cannot pinpoint the bottom of the current market decline with any degree of accuracy; however, recent trading action, we believe, is of the type that historically has been prevalent near important market bottoms.

We remain very constructive on the intermediate to long-term outlook for the portfolio's equities because we believe the quality of the business franchises that we own in the portfolio is enduring and should provide the potential for significant investment returns over the long term. We appreciate your patience during these difficult times and would encourage you to contact us if you wish to discuss the portfolio and its holdings in greater detail.

Financial Statements

The Fund's unaudited financial statements appear on pages F-1 through F-13 and present the Schedule of Portfolio Investments, the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, and the Notes to Financial Statements as of June 30, 2002. These pages comprise our basic report to you. In addition, please refer to Exhibits 1 and 2 for information about the Fund's portfolio transactions for the First Quarter of 2002 and for the Fund's historical information with respect to net assets, shares outstanding, net asset value per share, dividends, and capital gains distributions from 1963 through 2001. Exhibit 1 also records quarterly information for the June 30, 2002, period compared to the June 30, 2001, results.

Cash Distributions

On July 9, 2002, the Board of Directors declared a $.05 per share dividend on the shares of capital stock that were outstanding on July 9, 2002 -- the record date for this income distribution. This dividend amount will be payable on or about July 22, 2002. This dividend is payable from net investment income earned during the April - July, 2002, Quarter.

Company-by-Company Earnings Forecasts

You will receive a separate letter that conveys updated earnings information about the companies and the common stocks held in our portfolio. There are two research thrusts behind the preparation of this information: (1) to identify the time frame when potential earnings per share are expected to reach new all-time highs or a less elevated level and (2) to track the crossover point when a quarterly earnings result is likely to end the recession downtrend for net income per share by moving ahead of the amount actually reported for the comparable period twelve months earlier.

In general, you will find from reading Assessment of Earnings Trends that a considerable number of companies will have held to their historic growth trends. Nonetheless, 21 out of 64 companies were expected to report lower earnings in 2002 than in 2001 -- a factor that may have been unanticipated last year at this time and a possible reason for a resumption of price weakness for some of our holdings this year after a fairly severe drubbing in 2001. There are 61 estimates of earnings per share for 2003, 34 estimates for 2004, and four estimates for 2005. This preliminary information points to two-thirds of the companies reaching new all-time highs for annual earnings in the next 12 to 24 months. Lastly, 61 out of 64 companies carry long-term growth rates in earnings per share for the next five years in double digit figures. Forty-six companies are expected to generate expansions in earnings per share at a level of 15% per year or higher for the next five years. These proclivities demonstrate a basic reason for including each common stock in the Fund's portfolio.

--------------------------------------------------------------------------------------------------------------------------------------

Shareholder Letter                                             4                                                           July 23, 2002

Distrust of Earnings and the Near-Term Solution

The cumulative effect of Enron's financial woes, Arthur Andersen's audit responsibilities at Enron and WorldCom, WorldCom's fraudulent earnings reports, and a multitude of other disturbing disclosures regarding corporate governance and the misdeeds of executive officers have caused many investors to distrust the actual results and the forecasts for future earnings as they have been and will be released by American corporations. This distrust has a cumulative effect, and it is likely to be the most dominant negative market influence for mid-2002. Thus, to some degree, our Fund's expectations for constructive earnings results are irrelevant as a brake to the slide in stock prices until reassurances of many types are provided as they are certain to be.

Although research personnel employed by the Fund's investment manager have confidence that the vast majority of companies in the United States report balance sheets and income statements in accordance with generally accepted accounting principles and in compliance with Federal Statues and Regulations, the Securities and Exchange Commission has initiated a new "Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings" to restore the general level of investor confidence in financial statements for public companies. The new oath applies to all companies with revenues of $1.2 billion in their last fiscal year. There are about 947 companies for which the Commission expects to receive filings of Form 10K and Form 10Q to which the new oath will apply. Certifications for the previously filed reports will be due by August 14, 2002. Hopefully, the results from this initiative will clear away the sense of investor disaffection with Wall Street and corporate America that has been building now for many months.

Fortitude

You are a strong group of shareholders to wade through the current market environment with our Fund at depressed price levels. Many thanks for your patience. Time will be required to restore the damage to market values. We have tried to affirm the prospects for the portfolio through security research on a company-by-company basis to find an appropriate timing and an order of magnitude for a reasonable assurance that better days will return.

Sincerely yours,

/s/ Edson L. Bridges III

Edson L. Bridges III, CFA

President

/s/ Edson L. Bridges III

Edson L. Bridges II, CFA

Chairman

ELBIII:ELBII:kjs

------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Exhibit 1

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS

DURING THE PERIOD FROM

APRIL 1, 2002, THROUGH JUNE 30, 2002

Securities Common Stocks Unless Described Otherwise	Bought or Received $1,000 Par Value (M) or Shares	Held After Transaction $1,000 Par Value (M) or Shares

Adobe Systems, Inc.	4,000	10,000
(1) Applied Materials, Inc.	23,000	40,000
Applied Materials, Inc. 7.125% Sr. Notes due 10/15/17	250M	250M
Automatic Data Processing	3,000	10,000
(2) Best Buy, Inc.	4,250	7,500
Cardinal Health, Inc. 6.75% Notes due 02/15/11	250M	250M
Devry, Inc.	3,000	13,000
Flextronics International Ltd.	5,000	50,000
Gannett, Inc.	7,000	7,000
Illinois Tool Works	2,000	5,000
Level 3 Communications 9.125% Sr. Notes due 05/01/08	100M	500M
MBNA Corp.	10,000	10,000
MBNA Corp. 7.50% Sr. Notes due 03/15/12	250M	250M
Outback Steakhouse, Inc.	10,000	10,000
Paychex, Inc.	5,000	10,000
Philip Morris Cos.	10,000	10,000
Southwest Airlines Co.	4,600	15,000
Tidewater, Inc.	4,450	10,000
Wells Fargo & Co.	5,000	20,000
(3) Yum! Brands, Inc.	3,700	7,400
Various Issues of Commercial Paper Notes Purchased during 2nd Quarter, 2002	102,327M	8,663M

Exhibit 1

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS

DURING THE PERIOD FROM

APRIL 1, 2002, THROUGH JUNE 30, 2002

(Continued)

Securities Common Stocks Unless Described Otherwise	Sold or Exchanged $1,000 Par Value (M) or Shares	Held After Transacion $1,000 Par Value (M) or Shares

American Express Co.	25,000	--
Analog Devices, Inc.	5,000	15,000
Applied Materials, Inc.	8,000	17,000
Bristol Myers Squibb	8,000	--
CSG Systems Int'l., Inc.	6,000	20,000
Capital One Financial	5,000	45,000
Centex Corp.	10,000	--
Clear Channel Communications, Inc.	15,000	--
D. R. Horton, Inc.	5,500	--
Elan PLC-ADR	5,000	15,000
General Electric	4,000	20,000
Goldman Sachs	3,000	10,000
Home Depot	5,000	25,000
I2 Technologies, Inc.	2,000	13,000
Intel Corp.	5,000	35,000
Interpublic Group Cos.	10,000	--
Level 3 Communications	11,000	164,000
(4) Maytag Corp 9.75% Notes due 05/15/02	100,000	--
Nextell Communications Class A	40,000	--
Nokia	10,000	40,000
Retek, Inc.	5,000	15,000
Stilwell Financial, Inc.	10,000	--
(5) U.S. Treasury Notes 7.50% due 05/15/02	200M	--
Vodafone Group PLC-ADR	5,000	35,000
West Corporation	12,000	65,000
Various Issues of Commercial Paper Notes maturing during 2nd Quarter, 2002	99,317M	--

  Received 23,000 shares in a 2-for-1 stock split on April 17, 2002.
  Received 2,500 shares in a 3-for-2 stock split on May 13, 2002.
  Received 3,700 shares in a 2-for-1 stock split on June 18, 2002.
  Matured at par on May 15, 2002.
  Matured at par on May 15, 2002.

----------------------------------------------------------------------------------------------------------------------------------------------------------------------

Exhibit 2

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION

-------------------------Year End Statistics -------------------------
Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

07-01-63	$ 109,000	10,900	$10.00	$ -	$ -
12-31-63	159,187	15,510	10.13	.07	-
12-31-64	369,149	33,643	10.97	.28	-
12-31-65	621,241	51,607	12.04	.285	.028
12-31-66	651,282	59,365	10.97	.295	-
12-31-67	850,119	64,427	13.20	.295	-
12-31-68	1,103,734	74,502	14.81	.315	-
12-31-69	1,085,186	84,807	12.80	.36	-
12-31-70	1,054,162	90,941	11.59	.37	-
12-31-71	1,236,601	93,285	13.26	.37	-
12-31-72	1,272,570	93,673	13.59	.35	.08
12-31-73	1,025,521	100,282	10.23	.34	.07
12-31-74	757,545	106,909	7.09	.35	-
12-31-75	1,056,439	111,619	9.46	.35	-
12-31-76	1,402,661	124,264	11.29	.38	-
12-31-77	1,505,147	145,252	10.36	.428	.862
12-31-78	1,574,097	153,728	10.24	.481	.049
12-31-79	1,872,059	165,806	11.29	.474	.051
12-31-80	2,416,997	177,025	13.65	.55	.0525
12-31-81	2,315,441	185,009	12.52	.63	.0868
12-31-82	2,593,411	195,469	13.27	.78	.19123
12-31-83	3,345,988	229,238	14.60	.85	.25
12-31-84	3,727,899	278,241	13.40	.80	.50
12-31-85	4,962,325	318,589	15.58	.70	.68
12-31-86	6,701,786	407,265	16.46	.688	.86227
12-31-87	7,876,275	525,238	15.00	.656	1.03960
12-31-88	8,592,807	610,504	14.07	.85	1.10967
12-31-89	10,895,182	682,321	15.97	.67	.53769
12-31-90	11,283,448	744,734	15.15	.67	.40297
12-31-91	14,374,679	831,027	17.30	.66	.29292
12-31-92	17,006,789	971,502	17.51	.635	.15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.17075
12-31-94	18,096,297	1,058,427	17.10	.59	.17874
12-31-95	24,052,746	1,116,620	21.54	.575	.19289
12-31-96	29,249,488	1,190,831	24.56	.55	.25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.11648
12-31-99	69,735,684	1,508,154	46.24	.30	.91088
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716
12-31-01	60,244,912	1,940,494	31.05	.26	--

------- Current Quarter Compared to Same Quarter in Prior Year --------
Valuation Date	Net Assets	Shares Outstanding	Net Asset Value/Share	Dividend/ Share	Capital Gains/Share

06-30-01	65,168,878	1,927,078	33.82	.085	-
06-30-02	51,084,925	1,997,604	25.57	.040	-

----------------------------------------------------------------------------------------------------------------------------------------------------------------------

F 1

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS

JUNE 30, 2002

(Unaudited)
Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS (73.0%)

Advertising 0.6%
Omnicom Group, Inc.	7,000	$ 480,292	$ 320,600

Airlines 0.5%
Southwest Airlines Co.	15,000	$ 303,021	$ 238,500

Banking and Finance 5.5%
Fifth Third Bancorp	5,000	$ 232,812	$ 333,250
First National of Nebraska, Inc.	230	346,835	793,385
State Street Corporation	15,000	62,367	669,900
Wells Fargo & Co.	20,000	582,323	1,001,200
		$ 1,224,337	$ 2,797,735

Beverages Soft Drinks 1.4%
PepsiCo, Inc.	15,000	$ 192,169	$ 723,000

Casino Hotels 1.7%
Harrah's Entertainment, Inc.*	20,000	$ 652,056	$ 891,400

Computers Hardware and Software 4.6%
Adobe Systems Incorporated	10,000	$ 385,934	$ 285,000
Cisco Systems, Inc.*	40,000	361,395	558,000
HNC Software, Inc.*	18,000	125,257	300,600
I2 Technologies, Inc.*	13,000	515,298	19,500
Microsoft Corporation*	15,000	266,000	811,800
Retek, Inc.*	15,000	331,354	364,650
Tibco Software, Inc.*	6,000	153,194	33,300
		$ 2,138,432	$ 2,372,850

Computers Memory Devices 0.5%
EMC Corporation/MASS*	35,000	$ 494,601	$ 260,750

Computers Micro 0.3%
Sun Microsystems, Inc.*	35,000	$ 661,353	$ 175,000

Data Processing and ManagemenT 1.6%
Automatic Data Processing	10,000	$ 521,015	$ 435,800
CSG Systems International, Inc.*	20,000	678,776	382,800
		$ 1,199,791	$ 818,600

Diversified Operations 2.2%
Berkshire Hathaway Inc., Class B *	500	$ 600,020	$ 1,116,500

Drugs Medicines Cosmetics 6.1%
Abbott Laboratories	15,000	$ 169,395	$ 568,800
Amgen, Inc.*	15,000	463,500	628,200
Elan Corporation PLC ADR*	15,000	371,827	82,050
Johnson & Johnson	20,000	366,297	1,050,000
Merck & Co., Inc.	15,000	272,235	759,600
		$ 1,643,254	$ 3,088,650

*Nonincomeproducing security

------------------------------------------------------------------------------------

F 2

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

JUNE 30, 2002
(Unaudited)
Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS (Continued)

Electrical Equipment and Supplies 1.1%
General Electric Co.	20,000	$ 122,894	$ 581,000

Electric Generation 0.4%
AES Corporation*	40,000	$ 1,094,052	$ 217,200

Electronic Components Conductors 4.7%
Altera Corporation*	40,000	$ 1,042,102	$ 544,000
Analog Devices, Inc.*	15,000	613,640	444,900
Applied Materials, Inc.*	40,000	840,574	760,800
Intel Corporation	35,000	524,247	639,450
		$ 3,020,563	$ 2,389,150

Electronics 1.1%
Flextronics International Ltd.*	50,000	$ 1,361,828	$ 356,500
Solectron Corporation *	34,600	541,545	212,790
		$ 1,903,373	$ 569,290

Fiduciary Banks 0.6%
Northern Trust Co.	7,000	$ 360,010	$ 308,350

Finance Diversified 2.4%
Citigroup, Inc.	9,999	$ 514,720	$ 389,961
Morgan Stanley Dean Witter & Co.	20,000	1,127,600	861,600
		$ 1,642,320	$ 1,251,561

Finance Investment Banks 2.2%
Goldman Sachs Group, Inc. (The)	10,000	$ 914,375	$ 733,500
Charles Schwab Corporation (The)	35,000	740,499	392,000
		$ 1,654,874	$ 1,125,500

Finance Real Estate 2.4%
Freddie Mac	20,000	$ 519,311	$ 1,224,000

Finance Services 6.7%
Capital One Financial Corporation	45,000	$ 1,121,455	$ 2,759,850
MBNA Corporation	10,000	380,600	334,000
Paychex, Inc.	10,000	300,067	313,900
		$ 1,802,122	$ 3,407,750

Insurance Multiline 1.3%
American International Group, Inc.	10,000	$ 566,397	$ 682,300

Linen Supply and Related Products 0.6%
Cintas Corporation	6,000	$ 166,578	$ 296,400

*Nonincomeproducing security

------------------------------------------------------------------------------------

F 3

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

JUNE 30, 2002
(Unaudited)
Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS (Continued)

Media Newspapers 1.1%
Gannett Co., Inc.	7,000	$ 531,529	$ 536,410
Medical Instruments 0.8%
Medtronic, Inc.	10,000	$ 504,734	$ 428,500

Metal Aluminum 1.3%
Alcoa Inc.	20,000	$ 754,702	$ 663,000

Metal Products Fasteners 0.7%
Illinois Tool Works, Inc.	5,000	$ 369,449	$ 344,600

Oil and Gas Field Services 0.6%
Tidewater Inc.	10,000	$ 416,477	$ 330,000

Oil and Gas Integrated International 3.6%
BP PLCSponsored ADR	19,000	$ 443,238	$ 959,310
ChevronTexaco Corporation	10,000	340,535	885,000
		$ 783,773	$ 1,844,310

Retail Restaurants 1.1%
Outback Steakhouse, Inc.	10,000	$ 354,994	$ 351,000
Yum! Brands, Inc.*	7,400	220,778	219,780
		$ 575,772	$ 570,780

Retail Stores Apparel and Clothing 1.4%
Gap, Inc.	50,000	$ 521,360	$ 710,000

Retail Stores Building Materials and Home Improvement 1.8%
The Home Depot, Inc.	25,000	$ 527,832	$ 918,250

Retail Stores Consumer Electronics 0.5%
Best Buy Company, Inc.*	7,500	$ 351,637	$ 272,250

Retail Stores Department 1.8%
Target Corporation	25,000	$ 122,927	$ 927,750

Schools 0.6%
DeVry, Inc.*	13,000	$ 383,850	$ 296,920

Telecommunications 4.9%
Level 3 Communications *	164,000	$ 1,788,182	$ 485,440
Sprint PCS Corporation *	20,000	581,333	89,800
Vodafone Group PLC	35,000	848,863	477,750
West Corporation *	65,000	1,087,232	1,433,900
WorldCom, Inc. *	25,000	565,758	2,250
		$ 4,871,368	$ 2,489,140

*Nonincomeproducing security

------------------------------------------------------------------------------------

F 4

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

JUNE 30, 2002
(Unaudited)
SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

JUNE 30, 2002
(Unaudited)
Title of Security	Number of Shares	Cost	Market Value
COMMON STOCKS (Continued)

Telecommunications Equipment 1.7%
Nokia Corporation Sponsored ADR	40,000	$ 421,175	$ 575,600
Qualcomm Incorporated *	10,000	117,265	274,800
		$ 538,440	$ 850,400

Television Cable 0.5%
Comcast Corporation Special Class A *	10,000	$ 309,375	$ 234,300

Tobacco 0.9%
Philip Morris Companies, Inc.	10,000	$ 531,800	$ 436,800

Transportation Airfreight 1.2%
EGL, Inc. *	35,000	$ 466,542	$ 593,600

TOTAL COMMON STOCKS (Cost $35,003,387)		$35,003,387	$37,303,096

PREFERRED STOCKS (1.9%)

Banking and Finance 1.2%
CFB Capital II 8.20% Cumulative Preferred	5,000	$ 125,000	$ 125,500
CFC Capital Trust 9.375% Preferred, Series B	5,000	125,000	124,500
Harris Preferred Capital Corp., 7.375%, Series A	10,000	250,000	250,500
Silicon Valley Bancshares 8.25% Preferred Series I	5,000	125,000	115,000
		$ 625,000	$ 615,500

Oil Comp. Exploration and Production 0.2%
Nexen, Inc. 9.275% Preferred Series I	5,000	$ 125,000	$ 123,750

Utilities Electric 0.5%
Tennessee Valley Authority 6.75% Variable Preferred Series D	10,000	$ 250,000	$ 256,000

Total Preferred Stocks (Cost $1,000.000)		$ 1,000,000	$ 995,250

Total Stocks		$36,003,387	$38,298,346

DEBT SECURITIES (24.6%)

AutoCars/Light Trucks 0.5%
General Motors Corporation 7.700% Debentures due April 15, 2016	$250,000	$ 252,320	$ 262,630

*Nonincomeproducing security

-----------------------------------------------------------------------------------

F 5

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

JUNE 30, 2002
(Unaudited)
Title of Security	Number of Shares	Cost	Market Value

Electronic Components Conductors 0.5%
Applied Materials, Inc. 7.125% Senior Notes due October 15, 2017	$250,000	$ 256,472	$ 261,324

Energy Alternate Sources 0.4%
CalEnergy Co., Inc., 7.630% Notes due October 15, 2007	$200,000	$ 200,000	$ 205,692

Finance Services 0.6%
MBNA Corporation 7.50% Senior Notes due March 15, 2012	$250,000	$ 268,125	$ 269,845

Hotels and Motels 0.6%
Marriott International 7.875% Notes Series C due September 15, 2009	$250,000	$ 250,068	$ 274,640

Medical Wholesale Drug Distribution 0.5%
Cardinal Health, Inc. 6.75% Notes due February 15, 2011	$ 250,000	$ 260,689	$ 269,177

Retail Stores Department 0.5%
Dillard Department Stores, Inc., 7.850% Debentures, due October 1, 2012	$ 150,000	$ 151,347	$ 142,599

Sears Roebuck & Co., 9.375% Debentures due November 1, 2011	100,000	$ 106,399	119,160
		$ 257,746	$ 261,759

Telecommunications 0.3%
Level 3 Communications, Inc., 9.125% Senior Notes due May 1, 2008	$ 500,000	$ 346,223	$ 170,000

U.S. Government 3.7%
U.S. Treasury, 10.750% Bonds due February 15, 2003	$ 200,000	219,525	211,156

U.S. Treasury, 7.250% Notes, due May 15, 2004	300,000	303,245	324,563

U.S. Treasury, 7.500% Notes, due February 15, 2005	300,000	305,871	332,484

U.S. Treasury, 9.375% Bonds, due February 15, 2006	200,000	256,222	238,563

U.S. Treasury, 8.750% Bonds, due November 15, 2008	200,000	237,473	216,813

U.S. Treasury, 9.125% Bonds, due May 15, 2009	200,000	234,910	222,906

------------------------------------------------------------------------------------

F 6

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

JUNE 30, 2002
(Unaudited)
Title of Security	Number of Shares	Cost	Market Value
U.S. Treasury, 9.125% Bonds, due May 15, 2009	200,000	234,910	222,906

U.S. Treasury, 7.500% Bonds, due November 15, 2016	300,000	308,539	362,109
		$ 1,865,785	$ 1,908,594

Commercial Paper Short Term 17.0%
General Electric Credit Corporation Commercial Paper Note 1.43% due July 2, 2002	1,964,454	$ 1,964,454	$ 1,964,454

American Express Credit Corporation Commercial Paper Note 1.48% due July 5, 2002	2,549,266	2,549,266	2,549,266

American International Group, Inc. Commerical Paper Note 1.43% due July 5, 2002	1,599,555	1,599,555	1,599,555

Ford Motor Credit Corporation Commercial Paper Note 1.50% due July 5, 2002	2,549,256	2,549,256	2,549,256
		$ 8,662,531	$ 8,662,531

TOTAL DEBT SECURITIES (Cost $12,619,959)		$12,619,959	$12,546,192

TOTAL INVESTMENTS IN SECURITIES (99.5%) (Cost $48,623,346)		$48,623,346	$50,844,538
CASH AND RECEIVABLES LESS TOTAL LIABILITIES (0.5%)			240,387
NET ASSETS, June 30, 2002 (100.0%)			$51,084,925

The accompanying notes to financial statements
are an integral part of this schedule.

----------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2002
(Unaudited)

ASSETS
Investments, at market value
Common and preferred stocks (cost $36,003,387)	$38,298,346
Debt securities (cost $12,619,959)	12,546,192
Total investments	$50,844,538

Cash	108,832
Receivables
Dividends and interest	115,576
Subscriptions to capital stock	7,970
Securities Sold	114,900

TOTAL ASSETS	$51,191,816
===========
LIABILITIES
Redemption of capital stock	$ 165
Investment advisor, management and
service fees payable	68,117
Accrued operating expenses	38,609
TOTAL LIABILITIES	$ 106,891

NET ASSETS
Capital stock, $1 par value Authorized 6,000,000 shares, 1,997,604 shares outstanding	$ 1,997,604

Paid-in surplus	47,095,628
Net capital paid in on shares	$49,093,232

Net unrealized appreciation on investments	2,221,191
Accumulated undistributed net realized loss	(334,623)
Accumulated undistributed net investment income	105,125
TOTAL NET ASSETS	$51,084,925
===========

NET ASSET VALUE PER SHARE	$25.57
======

OFFERING PRICE PER SHARE	$25.57
======

REDEMPTION PRICE PER SHARE	$25.57
======

The accompanying notes to financial statements
are an integral part of this statement.

-----------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2002
(Unaudited0
INVESTMENT INCOME
Interest	$ 199,386
Dividends (Net of foreign withholding taxes
of $3,683)	214,245

Total Investment Income		$ 413,631

EXPENSES
Management fees	139,938
Custodian fees	18,994
Insurance and Other Administrative Fees	14,698
Bookkeeping services	11,506
Printing and supplies	12,277
Professional services	8,961
Dividend disbursing and transfer
agent fees	14,822
Computer programming	4,500
Taxes and licenses	533
Independent Directors Expense & Fees	6,771

Total Expenses		$ 233,000
NET INVESTMENT INCOME		$ 180,631

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS

Net realized LOSS on transactions in
investment securities	$ (19,378)

Net decrease in unrealized
appreciation of investments	(10,920,202)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS		$(10,939,580)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(10,758,949)
		=============

The accompanying notes to financial statements
are an integral part of this statement.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND 2001
	2002	2001
INCREASE IN NET ASSETS
Operations
Net investment income	$ 180,631	$ 292,098
Net realized (loss)/gain on
transactions in investment securities	(19,378)	(1,266,819)
Net decrease in unrealized
appreciation of investments	(10,920,202)	(7,966,221)
Net decrease in net assets
resulting from operations	$(10,758,949)	$ (8,940,942)

Net equalization credits	1,098	1,711

Distributions to shareholders from
Net investment income	(79,153)	(161,779)
Net realized gain/(loss) from investment
transactions	--	--
Return of capital	--	--
Net capital share transactions	1,677,017	2,858,368

Total (decrease)/increase in Net Assets	$ (9,159,987)	$(6,242,642)

NET ASSETS:
Beginning of year	$ 60,244,912	$71,411,520

End of six months	$ 51,084,925	$65,168,878
	=============	=============

The accompanying notes to financial statements
are an integral part of these statements.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2002

(Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Bridges Investment Fund, Inc. (Fund) is registered under the Investment Company
    Act of 1940 as a diversified, open-end management investment company.  The primary investment objective of the Fund is long-term capital appreciation.  In pursuit of that objective, the Fund invests primarily in common stocks.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The policies are in conformity with generally accepted accounting principles.

    A.  Investments

              Security transactions are recorded on the trade date at purchase cost or sales proceeds.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

              Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of portfolio investments at quoted market value.  Quoted market value represents the last recorded sales price on the last business day of the calendar quarter for securities traded on a national securities exchange.  If no sales were reported on that day, quoted market value represents the closing bid price.
        The cost of investments reflected in the statement of assets and liabilities and the schedule of portfolio investments is approximately the same as the basis used for Federal income tax purposes.  The difference between cost and quoted market value of securities is reflected separately as unrealized appreciation (depreciation) as applicable.

Net unrealized appreciation (depreciation):	2002	2001	Net Change

Aggregate gross unrealized appreciation on securities	$12,134,099	$23,562,831

Aggregate gross unrealized depreciation on securities	(9,912,908)	(4,203,170)

Net	$ 2,221,191	$19,359,661	$(17,138,470)
	============	============	=============

        The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.
   The gain computed on the basis of average cost would have been substantially the same as that reflected in the accompanying statement of operations.

-----------------------------------------------------------------------------------

   B. Federal Taxes

          The Fund intends to comply with the requirements of the Internal
      Revenue Code applicable to regulated investment companies and not be subject to federal income tax.  Therefore, no income tax provision is required.  The
      Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

          The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.  In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

          For federal income tax purposes, the Fund has a capital loss carryover of $1,600 at December 31, 2001, which if not offset by subsequent capital gains will expire in 2009.

   C. Distribution To Shareholders

         The Fund accrues income dividends to shareholders on a quarterly basis as of the ex-dividend date.  Distributions of net realized gains are made on an annual basis to shareholders as of the ex-dividend date.

   D. Equalization

         The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income.
      As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

   E. Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(2) INVESTMENT ADVISORY CONTRACT

      Under an Investment Advisory Contract, Bridges Investment Counsel, Inc.
    (Investment Adviser) furnishes investment advisory services and performs certain administrative functions for the Fund.  In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum.  Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.  These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

      The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and
    1/2% of the average month end net asset value of the Fund for the year.  Amounts, if any, expended in excess of this limitation are reimbursed by the Investment
    Adviser as specifically identified in the Investment Advisory Contract.   There
    were no amounts reimbursed in the six months ended June 30, 2002.

(3) DIVIDEND DISBURSING AND TRANSFER AGENT

      Dividend disbursing and transfer agent services are provided by Bridges Investor
    Services, Inc. (Transfer Agent).  The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services.  Certain officers and directors of the Fund are also officers and directors of the Transfer
    Agent.

(4) SECURITY TRANSACTIONS

      The cost of long-term investment purchases during the six months ended
    June 30, was:

	2002	2001

Other Securities	$5,689,890	$5,818,644
	===========	===========

      Net proceeds from sales of long-term investments during the six months ended June 30, were:

	2002	2001

United States government obligations	$ 500,000	$ 200,000
Other Securities	6,563,262	1,931,769
Total Net Proceeds	$ 7,063,262	$ 2,131,769
	===========	===========
Total Cost Basis of Securities Sold	$ 7,084,367	$ 3,147,895
	===========	===========

(5) NET ASSET VALUE

      The net asset value per share represents the effective price for all subscriptions and redemptions.

-----------------------------------------------------------------------------------

(6) CAPITAL STOCK

      Shares of capital stock issued and redeemed are as follows:

	2002	2001

Shares sold	84,030	109,951
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	4,781	7,332
	88,811	117,283
Shares redeemed	31,702	40,507
Net increase	57,109	76,776
	=======	=======

      Value of capital stock issued and redeemed is as follows:

	2002	2001

Shares sold	$ 2,459,345	$ 3,990,384
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	142,468	272,810
	$ 2,601,813	$ 4,263,194

Shares redeemed	924,796	1,404,826
Net increase	$ 1,677,017	$ 2,858,368
	===========	==========

(7) DISTRIBUTIONS TO SHAREHOLDERS

      On July 9, 2002, a cash distribution of $.05 per share was declared from net investment income accrued and earned through June 30, 2002. The total amount of the dividend to be paid is $100,009. The dividend will be paid on July 22,

2002 to shareholders of record on July 9, 2002.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------